SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE DATED JANUARY 9, 2004

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

           Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

      On January 9, 2004, American Healthways, Inc. announced that it will participate in the 22nd Annual Healthcare Conference hosted by JPMorgan from January 12 through January 15 in San Francisco and will conduct a presentation on January 12, 2004 which will be broadcast live on the Web. A copy of the press release issued on January 9, 2004 is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

	By: Name: Title:	/s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

Date: January 9, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 9, 2004